UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 27, 2017

SOLITARIO EXPLORATION & ROYALTY CORP.

(Exact name of registrant as specified in its charter)

Colorado (State or other jurisdiction of incorporation or organization)	001-32978 (Commission File Number)	84-1285791 (I.R.S. Employer Identification No.)

4251 Kipling Street, Suite 390
Wheat Ridge, CO 80033
(Address of principal executive offices)

Registrant’s telephone number, including area code:	(303) 534-1030

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01	Regulation FD Disclosure.

On April 27, 2017, Solitario Exploration & Royalty Corp. (“Solitario”) issued a press release announcing the entry into arrangement agreement (the “Arrangement”) to acquire all of the issued and outstanding securities of Zazu Metals Corporation, a corporation existing under the laws of the Canada (“Zazu”). A copy of the press release is attached to this report as Exhibit 99.1.

The information furnished under this Item 7.01, including the exhibits, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by reference to such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished with this report:

99.1	Press release, dated April 27, 2017

Cautionary Statement

With the exception of historical matters, the matters discussed in the press release include forward-looking statements within the meaning of applicable securities laws that involve risks and uncertainties that could cause actual results to differ materially from projections or estimates contained therein. Such forward-looking statements include, among others, statements regarding the completion of the Arrangement, future exploration, development, and production activities. Factors that could cause actual results to differ materially from projections or estimates include, among others, the completion of the Arrangement (including the numerous approvals required in connection with the Arrangement), metal prices, economic and market conditions, operating costs, and receipt of working capital, as well as other factors described in our Annual Report on Form 10-K for the year ended December 31, 2016, and other filings with the United States Securities and Exchange Commission (“SEC”). Most of these factors are beyond Solitario’s ability to predict or control. Solitario disclaims any obligation to update any forward-looking statement made in the press release, whether as a result of new information, future events, or otherwise. Readers are cautioned not to put undue reliance on forward-looking statements.

Additional Information About the Arrangement

        In connection with the Arrangement, Solitario intends to seek approval from its shareholders at a meeting of shareholders to, among other things, issue shares of its common stock to the shareholders of Zazu to effect the Arrangement, as required by the rules of the NYSE MKT and the Toronto Stock Exchange. Solitario intends to file a preliminary proxy statement and a definitive proxy statement with the SEC to seek such approval. SHAREHOLDERS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT WHEN IT BECOMES AVAILABLE AND ANY OTHER RELEVANT MATERIALS FILED WITH THE SEC CAREFULLY IN THEIR ENTIRETY BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE ARRANGEMENT BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE ARRANGEMENT AND THE PARTIES THERETO.

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        The definitive proxy statement will be mailed to Solitario’s shareholders seeking, among other things, their approval to issue shares to effect the Arrangement. Solitario’s shareholders may also obtain a copy of the definitive proxy statement free of charge once it is available by directing a request to: Solitario Exploration & Royalty Corp. Attn: Corporate Secretary, 4251 Kipling St. Suite 390, Wheat Ridge, CO 80033, (303) 534-1030.

        Solitario and its respective directors, executive officers and other members of management, under SEC rules, may be deemed to be participants in the solicitation of proxies in connection with the Arrangement. Information regarding the names, affiliations and interests of certain of Solitario’s executive officers and directors in the solicitation will be available in the preliminary proxy statement and definitive proxy statement relating to the Arrangement to be filed with the SEC. Information about Solitario’s executive officers and directors is also available in
Solitario’s Annual Report on Form 10-K, as amended, for the year ended December 31, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

April 27, 2017

Solitario Exploration & Royalty Corp.

By:	/s/ James R. Maronick
James R. Maronick, Chief Financial Officer